SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 20, 2013

SQN AIF IV, L.P.
(Exact name of registrant as specified in its charter)

Delaware	333-184550	36-4740732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 William Street, 26th Floor New York, New York	10038
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(212) 422-2166

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 20, 2013, David C. Wright resigned as Chief Financial Officer (principal financial and accounting officer) of, and in all other capacities with, SQN AIF IV, L.P. (the “Company”), SQN AIF IV GP, LLC, the Company’s general partner, SQN Capital Management, LLC, the Company’s investment manager, and all affiliated entities.

Mr. Wright’s resignation was made in connection with the decision by SQN AIF IV GP, LLC and SQN Capital Management, LLC to outsource a portion of the accounting and reporting function of the Company’s principal financial and accounting officer in order to accommodate the firm’s continued growth and to leverage a deeper base of experience from multiple professionals in public company reporting, GAAP and tax accounting, financial modeling and general audit preparation services.

(c) On September 20, 2013, Jeremiah J. Silkowski, the Company’s President and Chief Executive Officer, was appointed to serve as interim Chief Financial Officer (principal financial and accounting officer).

Mr. Silkowski has over 20 years’ experience in the equipment leasing and equipment fund management industry. Mr. Silkowski founded SQN Capital Corporation, the ultimate parent company of SQN Capital Management, LLC, in 2006 and has since served as its President and Chief Executive Officer. SQN Capital Corporation provides asset-backed and lease-based financing for business-essential, revenue-producing or cost-saving-assets through its subsidiaries and their managed funds by way of direct investments, project financings, and structured notes. Mr. Silkowski has served as Managing Director of SQN Capital Management, LLC since December 2007 and President and Chief Executive Officer since April 2010 and has served as President and Chief Executive Officer of SQN AIF IV GP, LLC since August 2012. Prior to forming SQN Capital Corporation, Mr. Silkowski spent 13 years in various capacities with one of the largest private managers of public equipment leasing programs in the United States. Mr. Silkowski received his B.A. in Economics from New York University. He also holds Series 7, 24, and 63 licenses.

Mr. Silkowski is a principal in SQN Capital Corporation. SQN Capital Management, LLC owns SQN AIF IV GP, LLC. SQN Capital Management, LLC and SQN AIF IV GP, LLC are entitled to certain management fees and participation interests, respectively, from the Company, as disclosed in the Company’s amendment no. 2 to its registration statement on Form S-1 (Reg. No. 333-184550) as filed with the Securities and Exchange Commission on March 15, 2013, and incorporated herein by this reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2013	SQN AIF IV, L.P.

	By:		SQN AIF IV GP, LLC,
its General Partner

		By:	/S/ JEREMIAH J. SILKOWSKI
Jeremiah J. Silkowski,
President and CEO

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